AXA Equitable Life Insurance Company

Supplement dated December 22, 2017 to the June 1, 2017 prospectus for Structured Capital Strategies® PLUS

This Supplement modifies certain information in the above-referenced prospectus (the “Prospectus”) offered by AXA Equitable Life Insurance Company. You should read this Supplement in conjunction with your Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The purpose of this supplement is to advise you that we may declare Performance Cap Rates before the Segment Start Date. Specifically:

If we will declare a Performance Cap Rate for a Segment, we will do so on or before the Segment Start Date. If we declare the Performance Cap Rate for a Segment on its Segment Start Date, you will not know the Performance Cap Rate for that Segment until after your account value has been transferred from the corresponding Segment Type Holding Account into the Segment. Once declared, the Performance Cap Rate for each Segment will not change throughout the Segment Duration.

Structured Capital Strategies® PLUS is issued by and is a registered service mark of

AXA Equitable Life Insurance Company (AXA Equitable).

Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC. 1290 Avenue of the Americas, New York, NY 10104.

Copyright 2017 AXA Equitable Life Insurance Company. All rights reserved.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas, New York, NY 10104

(212) 554-1234

Form No. IM-37-17(12.17) SCS PLUS ROP In Force Only	Catalog No. 157194 (12.17) #508265